Transamerica Series Trust

Supplement to the Currently Effective Prospectus, Summary Prospectus

and Statement of Additional Information, as supplemented

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Transamerica Morgan Stanley Growth Opportunities VP

Transamerica WMC Diversified Equity VP (each a “Portfolio”)

The Board of Trustees has approved reorganizations pursuant to which each Portfolio’s assets would be acquired, and its liabilities would be assumed, by the Destination Portfolio listed opposite the Portfolio in the chart below in exchange for shares of the Destination Portfolio. The Portfolio would then be liquidated, and shares of the Destination Portfolio would be distributed to Portfolio shareholders.

Portfolio	Destination Portfolio
Transamerica Morgan Stanley Growth Opportunities VP	Transamerica Morgan Stanley Mid-Cap Growth VP
Transamerica WMC Diversified Equity VP	Transamerica WMC Diversified Growth VP

Under each reorganization, Portfolio shareholders would receive shares of the Destination Portfolio with the same aggregate net asset value as their shares of the Portfolio. It is anticipated that no gain or loss for Federal income tax purposes would be recognized by Portfolio shareholders as a result of the reorganization.

Each reorganization does not require shareholder approval but is subject to the satisfaction of certain conditions. An information statement describing the reorganizations will be mailed to shareholders of the Portfolios in advance of the closing of the reorganizations, which is expected to occur in the fourth quarter of 2011. Prior to the reorganizations, shareholders can continue to purchase, redeem and exchange shares subject to the limitations described in the Prospectus.

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Investors Should Retain this Supplement for Future Reference

October 13, 2011